SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2026

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. REGULATION FD DISCLOSURE.

On July 23, 2026, Charter Communications, Inc. (the “Charter”) announced that its wholly-owned subsidiaries, Charter Communications Operating, LLC (“CCO”) and Charter Communications Operating Capital Corp. (together with CCO, the “Issuers”) commenced (a) a private offer to exchange (the “Pool 1 Offer”) the outstanding (i) 3.500% Senior Secured Notes due 2042 (“Old 2042 Notes”), (ii) 3.500% Senior Secured Notes due 2041 (“Old 2041 Notes”), (iii) 4.500% senior debentures due 2042 (“Old 2042 Debentures”), (iv) 5.375% Senior Secured Notes due 2047 (“Old 2047 Notes”), (v) 2.300% Senior Secured Notes due 2032 (“Old 2032 Notes”), (vi) 2.800% Senior Secured Notes due 2031 (“Old 2031 Notes”), and (vii) 2.250% Senior Secured Notes due 2029 (“Old 2029 Notes” and, together with the Old 2042 Notes, the Old 2041 Notes, the Old 2042 Debentures, the Old 2047 Notes, the Old 2032 Notes, the Old 2031 Notes, the “Pool 1 Notes”) issued by the Issuers or Time Warner Cable, LLC, as applicable, for a combination of cash consideration and up to $1,750,000,000 in aggregate principal amount of a new series of Senior Secured Notes due 2038 (the “New 2038 Notes”) to be issued by the Issuers with registration rights and (b) a private offer to exchange (the “Pool 2 Offer” and, together with the Pool 1 Offer, the “Exchange Offers”) the outstanding (i) 3.700% senior secured notes due 2051 (“Old 2051 Notes”), (ii) 3.900% senior secured notes due 2052 (“Old 2052 Notes”), (iii) 4.800% Senior Secured Notes due 2050 (“Old 2050 Notes”), (iv) 5.125% Senior Secured Notes due 2049 (“Old 2049 Notes”), and (v) 5.250% Senior Secured Notes due 2053 (“Old 2053 Notes” and, together with the Old 2051 Notes, the Old 2052 Notes, Old 2050 Notes and Old 2049 Notes, the “Pool 2 Notes” and, together with the Pool 1 Notes, the “Old Notes”) issued by the Issuers for a combination of cash consideration and up to $1,750,000,000 in aggregate principal amount of a new series of Senior Secured Notes due 2041 (the “New 2041 Notes” and, together with the New 2038 Notes, the “New Notes”) to be issued by the Issuers with registration rights.

The complete terms and conditions of the Exchange Offers are set forth in an offering memorandum dated July 23, 2026 that will be sent to eligible holders of the Old Notes. Holders of Old Notes validly tendered and accepted pursuant to the terms of the Exchange Offers will receive the consideration plus Accrued Interest for such Old Notes, as determined in the manner described in the Offering Memorandum. The Exchange Offers will expire at 5:00 PM New York City time, on August 20, 2026, unless extended or earlier terminated (the “Expiration Date”).

The New Notes have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Therefore, the New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and the applicable state securities laws.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Further, such information shall not be deemed incorporated by reference into any reports or filings with the Securities Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

A press release announcing the Exchange Offers is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 8.01. OTHER EVENTS.

As previously disclosed, on May 16, 2025, Charter entered into a Transaction Agreement (the “Cox Communications Transaction Agreement”) by and among Charter, Charter Communications Holdings, LLC, a Delaware limited liability company and subsidiary of Charter (“Charter Holdings”), and Cox Enterprises, Inc., a Delaware corporation (“Cox Enterprises”), pursuant to which (i) Cox Enterprises will sell and transfer to Charter 100% of the equity interests of certain subsidiaries of Cox Communications, Inc., a wholly owned subsidiary of Cox Enterprises (“Cox Communications”), that conduct Cox Communications’ commercial fiber and managed IT and cloud services businesses, (ii) Cox Enterprises will contribute the equity interests of Cox Communications (after its conversion into a limited liability company pursuant to a preclosing restructuring) and certain other assets (other than certain excluded assets) primarily related to Cox Communications’ residential cable business to Charter Holdings and (iii) Cox Enterprises will pay $1.00 to Charter (the transactions described in clauses (i)-(iii), collectively, the “Cox Transactions”).

Charter is filing this Current Report on Form 8-K to provide the (i) audited consolidated financial statements of Cox Communications as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, and the related notes thereto, (ii) unaudited interim condensed consolidated financial statements of Cox Communications as of and for the three months ended March 31, 2026, and (iii) certain pro forma financial information regarding the Cox Transactions as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025. The unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025 are intended to reflect the impact of the Cox Transactions on the consolidated financial statements of Charter as if the Cox Transactions had occurred as of March 31, 2026 for the unaudited pro forma condensed combined balance sheet and as of January 1, 2025 for the unaudited pro forma condensed combined statements of operations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 23, 2026.
99.2	Audited consolidated financial statements of Cox Communications as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, and the accompanying notes thereto
99.3	Unaudited interim condensed consolidated financial statements of Cox Communications, Inc. as of and for the three months ended March 31, 2026, and the accompanying notes thereto.
99.4	Unaudited pro forma condensed combined financial statements of Charter Communications, Inc. as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025, and the accompanying notes thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: July 23, 2026		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: July 23, 2026		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: July 23, 2026		Executive Vice President, Chief Accounting Officer and Controller